UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 15, 2017, Williams-Sonoma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fourth quarter and fiscal year ended January 29, 2017. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2017, the Company announced that Sandra Stangl, President of the Pottery Barn Brands, is resigning from the Company on March 31, 2017. The Company also announced that it has restructured the leadership of the Pottery Barn Brands. Marta Benson has been named President of the Pottery Barn brand, Jennifer Kellor has become President of the Pottery Barn Kids and PBteen brands, and Jeff Howie has become Executive Vice President, Chief Administrative Officer of the Pottery Barn Brands.

A copy of the related press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Pursuant to a Separation Agreement and General Release entered into March 14, 2017, Ms. Stangl will remain employed with the Company through March 31, 2017 and continue to receive her base salary of $1,100,000 for up to one year thereafter, as well as payments up to an aggregate of $26,130 to cover the cost of health care coverage for up to one year. The Company has also agreed to accelerate the vesting of 42,644 restricted stock units held by Ms. Stangl that are scheduled to vest in April 2017.

Item 8.01.	Other Events

On March 15, 2017, the Company issued a press release announcing that its Board of Directors authorized a 5% increase in the Company’s quarterly cash dividend. A copy of the Company’s press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated March 15, 2017 titled Williams-Sonoma, Inc. announces fourth quarter and fiscal year 2016 results; Q4 GAAP EPS of $1.63 and non-GAAP EPS of $1.55; Q4 gross margin expands 100bps; merchandise inventories decrease 0.1%; Authorizes 5% dividend increase and provides financial guidance for Q1 and fiscal year 2017

99.2	Press Release dated March 15, 2017 titled Williams-Sonoma, Inc. Announces Pottery Barn Brands Leadership Changes

99.3	Press Release dated March 15, 2017 titled Williams-Sonoma, Inc. Increases Quarterly Dividend by $0.02, or 5%, to $0.39 per Common Share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 15, 2017	By:	/s/ Julie P. Whalen
Julie P. Whalen Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1

Press Release dated March 15, 2017 titled Williams-Sonoma, Inc. announces fourth quarter and fiscal year 2016 results; Q4 GAAP EPS of $1.63 and non-GAAP EPS of $1.55; Q4 gross margin expands 100bps; merchandise inventories decrease 0.1%; Authorizes 5% dividend increase and provides financial guidance for Q1 and fiscal year 2017

99.2	Press Release dated March 15, 2017 titled Williams-Sonoma, Inc. Announces Pottery Barn Brands Leadership Changes

99.3	Press Release dated March 15, 2017 titled Williams-Sonoma, Inc. Increases Quarterly Dividend by $0.02, or 5%, to $0.39 per Common Share

4